UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 27, 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Walter R. Bashaw II as President

On June 27, 2019, the Board of Directors of II-VI Incorporated (the “Company”) appointed Walter R. Bashaw II as the Company’s President, effective July 1, 2019. Vincent D. Mattera, Jr. has served as the Company’s President since November 2014 and will remain the Company’s Chief Executive Officer and a member of the Company’s Board of Directors.

Mr. Bashaw, 54, has served as the Company’s Senior Vice President, Corporate Strategy and Development, Administration since October 2018 and previously served as the Company’s Interim General Counsel and Secretary from December 2015 until March 2017. Mr. Bashaw also previously was the Managing Shareholder and a Director of the law firm of Sherrard, German & Kelly, P.C. (“SGK”) in Pittsburgh, Pennsylvania, until October 2018 and has been Of Counsel at SGK since October 2018. In the fiscal year ended June 30, 2019, SGK performed legal services for the Company for which it was or will be paid approximately $1.4 million in the aggregate. It is expected that SGK will continue to perform such legal services as the Company may request from time to time during the fiscal year ending June 30, 2020. Mr. Bashaw graduated from The Pennsylvania State University with a B.S. degree in Logistics and also holds a J.D. degree from the University of Pittsburgh School of Law.

Other Changes in Management Roles

The Company’s Board of Directors also determined on June 27, 2019 that Giovanni Barbarossa, who most recently served as the Company’s Chief Technology Officer, will be reassigned to the position of Chief Strategy Officer, effective July 1, 2019. The Company’s Board of Directors appointed Christopher Koeppen, who most recently served as the Company’s Vice President, Laser Systems Group, as the Company’s Chief Technology Officer, effective July 1, 2019. Gary A. Kapusta, who most recently served as the Company’s Chief Operating Officer, was reassigned by the Company’s Board of Directors to the position of Chief Procurement Officer, effective July 1, 2019. Beginning on July 1, 2019, Vincent D. Mattera, Jr. additionally will serve as the Company’s principal operating officer. Biographical information for Dr. Mattera, including age, term of office with the Company and experience, is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 21, 2018, and is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: July 3, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer